UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1890 Star Shoot Pkwy Ste. 170 PMB 168 Lexington, KY	40509
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPHQ	None
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHWQ	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

As previously disclosed, on July 23, 2023, AppHarvest, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”).

As previously disclosed, on September 14, 2023, the Court entered its order (the “Confirmation Order”) confirming the Second Amended Joint Plan of Liquidation of AppHarvest Products, LLC and its Debtor Affiliates (the “Plan”).

On December 5, 2023, all conditions to the occurrence of the effective date set forth in the Plan and the Confirmation Order were satisfied and the effective date of the Plan (the “Effective Date”) occurred. On the same date, the Company filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Court. On the Effective Date, pursuant to the Plan, all of the shares of common stock of the Company outstanding immediately prior to the Effective Date, were cancelled and discharged and are of no force and effect. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and incorporated in this Item 1.03 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on September 6, 2023, the Court entered an order approving the sale of certain principal assets of AppHarvest Pulaski Farm, LLC (“Seller”) in connection with Seller’s facility located in Somerset, Kentucky pursuant to that certain Asset Purchase Agreement by and between Bosch Berries Kentucky Operations Corp. (“Purchaser”) and Seller, dated as of August 31, 2023 (the “Somerset APA”). Under the Somerset APA, Purchaser agreed, subject to the terms and conditions of the Somerset APA, to acquire the Transferred Assets (as defined in the Somerset APA) from Seller in exchange for Purchaser’s entry into certain Amended and Assigned GNCU Loan Documentation and an amount disbursed by GNCU to satisfy its obligations under the GNCU Letter (as each such capitalized term is defined in the Somerset APA). On December 1, 2023, the Seller and Purchaser consummated the sale, thereby completing the disposition of the Transferred Assets.

Item 3.03 Material Modification to the Rights of Security Holders

To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

Deregistration of Securities

The Company intends to file post-effective amendments to each of its Registration Statements on Form S-1, Form S-3 and Form S-8 and promptly file a Form 15 with the Securities and Exchange Commission, or the SEC, to deregister its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Effective Date
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: December 5, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)